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                              BISHOP STREET FUNDS

                            TAX MANAGED EQUITY FUND

                        SUPPLEMENT DATED MARCH 17, 2006
       TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED APRIL 29, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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On March 10, 2006, the Board of Trustees of Bishop Street Funds unanimously approved the closing and liquidation of the Tax Managed Equity Fund (the "Fund"). The Fund is expected to cease operations and make a liquidation distribution to shareholders on or about April 28, 2006. Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders, except those investing through an automatic investment plan or certain qualified retirement accounts, such as a 401(k). The Fund intends to terminate the option to purchase shares by an automatic investment plan prior to the liquidation of the Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund's assets. Accordingly, the Fund may not be able to achieve its investment objectives and may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The liquidation distribution to shareholders will be treated as payment in exchange for their shares. The liquidation may be a taxable event. Shareholders should contact their tax advisors to discuss the income tax consequences of the liquidation.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE